                                                                                                       Exhibit 99.2

                                                   CERTIFICATION
                                     Pursuant to 18 United States Codess. 1350

         The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended
June 30, 2002 of The Phoenix Companies, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of
1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Coleman D. Ross
                                                     Name:    Coleman D. Ross
                                                     Title:   Chief Financial Officer
                                                     Date:    August 13, 2002